Dreyfus
      Florida Intermediate
      Municipal Bond Fund

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                   Dreyfus Florida Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We  present  this  semiannual  report  for  Dreyfus  Florida   Intermediate
Municipal Bond Fund, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

The economy began to recover during the first half of 2002, signaling an end to the U.S. economic recession. Although the economy has gained strength, investors have remained cautious in the face of a declining stock market and the potential for rising interest rates. In this environment, municipal bonds have generally performed well, benefiting from a surge in demand from investors seeking a relatively stable, tax-advantaged investment alternative. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices also contributed to the strong demand.

Nonetheless, tax-exempt bond yields have generally fallen along with short-term interest rates. For investors with long-term financial goals, the factors currently buffeting the financial markets should be viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended June 30, 2002, the fund achieved a total return of 3.98%.(1) The Lehman Brothers 7-Year Municipal Bond Index, the fund's current benchmark, achieved a total return of 5.28% for the same period.(2) Additionally, the fund is reported in the Lipper Florida Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 3.81% .(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

During the reporting period, municipal bonds continued to post highly competitive returns compared to other types of investments, especially stocks and taxable corporate bonds. We attribute the fund and municipal market's strong performance to the sluggish pace of economic recovery, which has delayed investors' expectations of eventual interest-rate increases, as well as to rising demand for municipal bonds from investors seeking alternatives to a declining stock market.

What is the fund's investment approach?

The fund's objective is to seek as high a level of income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations, the interest from which is exempt from the Florida intangible personal property tax. The fund is managed in the intermediate-maturity range, and its average maturity doesn't exceed 10 years. We also manage the fund for a competitive total return, which includes both current income and changes in share price.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When pursuing these objectives, we first attempt to add value by selecting primarily investment-grade, intermediate-term, tax-exempt bonds from Florida issuers that we believe are most likely to provide the best returns. These bonds comprise the fund's long-term core position. We augment the core position with holdings in bonds that we believe have the potential to provide both current income and capital appreciation.

What other factors influenced the fund's performance?

The sluggish pace of economic recovery benefited the fund's performance during the reporting period. Despite signs that the recession was over and consumers were spending, corporate capital spending remained anemic, and the stock market suffered steep declines. As a result, after reducing interest rates to historically low levels in 2001, the Federal Reserve Board left interest rates unchanged during the reporting period. As it became increasingly apparent that the economic recovery would be less robust than many investors expected, their expectations of the timing of eventual rate hikes were pushed back substantially.

In this environment, municipal bond prices were volatile but finished the reporting period at higher levels than where they began. That's because investors reacted negatively to the prospect of higher interest rates early in the reporting period, when the economic recovery began to take hold. As the strength and sustainability of the recovery became increasingly uncertain in the second quarter of 2002, investors concluded that interest-rate hikes would not come in the near future, and bond prices rallied. In addition, bond prices moved higher as demand for high quality, fixed-income investments surged from investors seeking a relatively stable alternative to a declining stock market.

In this volatile environment, we adopted a generally defensive strategy designed to maximize income and preserve capital. Accordingly, we focused primarily on income-oriented bonds. Known as "cushion bonds," these relatively high yielding securities typically sell at modest premiums to their face values. Therefore, they tend to hold up better than other types of bonds in declining markets. What's more, in an attempt to capture higher yields, we reduced the fund's holdings of bonds in the three- to five-year maturity range and replaced them with bonds with 12- to 15-year maturities. We made this change without a significant increase in the fund's average duration -- a measure of sensitivity to changing interest rates -- by balancing longer term holdings with short-term bonds.

What is the fund's current strategy?

Although we have continued to see signs of an economic rebound, the recovery's pace remains lethargic, and we do not believe that interest-rate hikes are imminent. Nonetheless, to guard against potential market volatility, we have continued to emphasize income over total returns. In addition, we have continued to maintain relatively conservative duration management and security selection strategies. These strategies are designed to protect against the possibility of higher interest rates later this year or early next year. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR, TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--101.8%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA--96.1%

Alachua County Health Facilities Authority,
  Health Facilities Revenue
  (Shands Teaching Hospital)
   5.20%, 12/1/2007 (Insured; MBIA)                                                           1,700,000                1,864,237

Bay County:
   PCR (International Paper Co.) 5.10%, 9/1/2012                                              2,500,000                2,597,400
   RRR 6.10%, 7/1/2002 (Insured; MBIA)                                                        2,095,000                2,095,817

Boynton Beach, Utility Systems Revenue
   5.375%, 11/1/2008 (Insured; FGIC)                                                          1,000,000                1,092,790

Brevard County Health Facilities Authority, Revenue:
   (Holmes Regional Medical Center Project)
   5.30%, 10/1/2007 (Insured; MBIA)                                                           3,000,000                3,269,970

Brevard County Housing Finance Authority, MFHR
   (Windover Oaks) 6.90%, 2/1/2027                                                            2,000,000                2,142,880

Broward County:

  Airport System Revenue:
      5.25%, 10/1/2011 (Insured; AMBAC)                                                       1,000,000                1,060,650
      5.375%, 10/1/2013 (Insured; MBIA)                                                       8,100,000                8,554,491

   RRR 8.096%, 12/1/2006                                                                      5,000,000  (a,b)         5,593,300

Broward County School Board, COP:
   6.10%, 7/1/2002 (Insured; AMBAC)                                                           2,000,000                2,000,760
   5.375%, 7/1/2013 (Insured; FSA)                                                            4,370,000                4,753,511
   5.50%, 7/1/2014 (Insured; FSA)                                                             4,715,000                5,182,728

Celebration Community Development District,
   Special Assessment 5.60%, 5/1/2004 (Insured; MBIA)                                           620,000                  650,113

Charlotte County, Utility Revenue
   5.40%, 10/1/2008 (Insured; FGIC)                                                           1,210,000                1,321,889

Clay County Housing Finance Authority, Revenue
   (Multi-County Program) 4.85%, 10/1/2011
   (Collateralized: FNMA,GNMA)                                                                1,545,000                1,597,360

Collier County, Capital Improvement Revenue:
   5.75%, 10/1/2006 (Insured; MBIA)                                                           1,985,000                2,147,194
   5.85%, 10/1/2007 (Insured; MBIA)                                                           2,105,000                2,312,279

Dade County:

  Aviation Revenue:
      6%, 10/1/2003 (Insured; MBIA)                                                           2,000,000                2,060,580
      6.15%, 10/1/2004 (Insured; MBIA)                                                        2,000,000                2,059,140

      (Miami International Airport):

         5%, 10/1/2005 (Insured; FSA)                                                         1,075,000                1,146,735
         5.75%, 10/1/2005 (Insured; FSA)                                                      2,000,000                2,179,800
         5.375%, 10/1/2010 (Insured; FSA)                                                     1,000,000                1,065,080


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Dade County (continued):

  Public Facilities Revenue
      (Jackson Memorial Hospital)
         5.20%, 6/1/2004 (Insured; MBIA)                                                      2,035,000                2,132,334

   Special Obligation Revenue:
      (Solid Waste System)
         6%, 10/1/2006 (Insured; AMBAC)                                                       2,565,000                2,877,956

      Zero Coupon, 10/1/2010 (Insured; AMBAC)                                                 6,825,000                4,801,865

   Water and Sewer Systems Revenue
      6.25%, 10/1/2011 (Insured; FGIC)                                                        2,115,000                2,488,086

Daytona Beach, Water and Sewer Revenue
   5.75%, 11/15/2008 (Insured; AMBAC)                                                         2,270,000                2,348,973

Deerfield Beach, Water and Sewer Improvement Revenue
   6.125%, 10/1/2003 (Insured; FGIC)                                                          1,180,000                1,218,633

First Florida Governmental Financing
   Commission, Revenue 6%, 7/1/2003
   (Insured; MBIA, Prerefunded 7/1/2002)                                                      2,020,000  (c)           2,061,168

Florida Board of Education:

  Capital Outlay (Public Education):
      5.50%, 6/1/2010                                                                         5,725,000                6,111,953
      5.375%, 6/1/2017                                                                        3,000,000                3,194,550
      5.50%, 6/1/2018                                                                         5,000,000                5,313,000

   Lottery Revenue
      5.25%, 7/1/2018 (Insured; FGIC)                                                         2,500,000                2,622,600

Florida Department of
   Environmental Protection, Revenue
   5.75%, 7/1/2009 (Insured; FGIC)                                                            5,000,000                5,642,500

Florida Municipal Power Agency, Revenue:
  (All-Requirements Power Supply Project)
    5.90%, 10/1/2002 (Insured; AMBAC)

   (Stanton II Project)                                                                       1,000,000                1,011,340
      5.50%, 10/1/2015 (Insured; AMBAC)                                                       3,635,000                3,982,433

Florida Ports Finance Commission, Revenue
   (Transportation Trust Fund--Intermodal Program)
   5.50%, 10/1/2016                                                                           1,745,000                1,829,702

Fort Myers, Improvement Revenue
   (Special Assessment--Geo Area 24)
   7.05%, 7/1/2005 (Prerefunded 7/1/2003)                                                       905,000  (c)             950,259

Greater Orlando Aviation Authority,
   Orlando Airport Facilities Revenue
   6.10%, 10/1/2002 (Insured; FGIC)                                                           2,000,000                2,023,120

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Halifax Hospital Medical Center, HR
   5%, 10/1/2010 (Insured; MBIA)                                                              1,750,000                1,867,023

Hernando County School District
   6.10%, 8/1/2003 (Insured; MBIA,
   Prerefunded 8/1/2002)                                                                      2,000,000  (c)           2,048,620

Hialeah Gardens, IDR (Waterford Convalescent)
   7.875%, 12/1/2007                                                                            710,000                  730,732

Hillsborough County, Utility Revenue:
   Zero Coupon, 8/1/2006 (Insured; MBIA)                                                      5,000,000                4,409,200

   5.50%, 8/1/2011 (Insured; AMBAC)                                                           2,000,000                2,232,360
   5.50%, 8/1/2014 (Insured; AMBAC)                                                           3,205,000                3,578,991

Hillsborough County Hospital Authority, HR
   (Tampa General Hospital Project)
   6.125%, 10/1/2002 (Insured; FSA)                                                           3,350,000                3,389,195

Hillsborough County School Board, COP
   5%, 7/1/2016 (Insured; MBIA)                                                               2,625,000                2,702,648

Hillsborough County School District Sales Tax Revenue
   5.375%, 10/1/2014 (Insured; AMBAC)                                                         1,500,000                1,626,150

Indian Trace Community Development District
   (Water Management-Special Benefit)
   5.375%, 5/1/2005 (Insured; MBIA)                                                           2,265,000                2,440,673

Jacksonville, Revenue:
   Excise Taxes 6.50%, 10/1/2008 (Insured; AMBAC)                                             1,000,000                1,032,540

   Sales Tax:
      5.50%, 10/1/2014 (Insured; AMBAC)                                                       1,500,000                1,643,985
      5.50%, 10/1/2015 (Insured; AMBAC)                                                       1,500,000                1,634,385

      (River City Renaissance Project)
         5.125%, 10/1/2018 (Insured; FGIC)                                                    2,500,000                2,543,050

Jacksonville, Guaranteed Entitlement Revenue

  (Refunding & Improvement):
      5.375%, 10/1/2015 (Insured; FGIC)                                                       2,870,000                3,109,903
      5.375%, 10/1/2016 (Insured; FGIC)                                                       3,080,000                3,313,710

Lake Worth 5.80%, 10/1/2005 (Insured; AMBAC)                                                  1,000,000                1,101,810

Lakeland, Electric and Water Revenue
   5.90%, 10/1/2007                                                                           2,385,000                2,704,113

Lee County, Transportation Facilities Revenue

   5.50%, 10/1/2015 (Insured; AMBAC)                                                          2,500,000                2,723,975

Martin County, Utility System Revenue :
   5.50%, 10/1/2011 (Insured; FGIC)                                                           1,000,000                1,117,920
   5.50%, 10/1/2012 (Insured; FGIC)                                                           1,065,000                1,194,930
   5.50%, 10/1/2013 (Insured; FGIC)                                                           1,485,000                1,665,888


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Miami 5.80%, 12/1/2005 (Insured; FGIC)                                                        1,340,000                1,482,817
Miami Beach Health Facilities Authority, HR

   (Mount Sinai Medical Center) 5.70%, 11/15/2003
   (Insured; FSA, Prerefunded 11/15/2002)                                                     1,500,000  (c)           1,553,760

Miami-Dade County, Public Service Tax Revenue
  (Umsa Public Improvements)
   5.50%, 4/1/2016 (Insured; AMBAC)                                                           2,190,000                2,376,588

Miami-Dade County School Board, COP
   5.25%, 8/1/2008 (Insured; AMBAC)                                                           2,500,000                2,737,925

Miami-Dade County School District
   5.375%, 8/1/2013 (Insured; FSA)                                                            2,000,000                2,215,000

Nassau County, PCR (ITT Rayonier, Inc.)
   5.90%, 7/1/2005                                                                              860,000                  900,179

Nothern Palm Beach County Improvement District
  (Water Control & Improvement Unit Development)
   5.75%, 8/1/2014                                                                            1,145,000                1,163,801

Ocean Highway and Port Authority, Revenue
   6.25%, 12/1/2002 (LOC; ABN Amro Bank)                                                      3,500,000                3,561,355

Orange County, Tourist Development Tax Revenue:
   5%, 10/1/2015 (Insured; AMBAC)                                                             1,010,000                1,046,289
   5.50%, 10/1/2011 (Insured; AMBAC)                                                          3,030,000                3,320,668

Orange County Health Facilities Authority, HR
   (Orlando Regional Healthcare) 6.25%, 10/1/2011
   (Insured; MBIA, Escrowed to Maturity)                                                      1,770,000                2,089,768

Orlando Utilities Commission,
   Water and Electric Revenue:
      5.75%, 10/1/2005                                                                        2,000,000                2,200,120
      5.80%, 10/1/2006                                                                        5,930,000                6,627,072
      5.80%, 10/1/2007                                                                        1,175,000                1,323,896

Osceola County, Revenue:

  Transportation (Osceola Parkway Project)

   5.90%, 4/1/2007 (Insured; MBIA)                                                            1,300,000                1,330,602

Osceola County Industrial Development
   Authority, Revenue (Community Provider Pooled
   Loan Program) 8%, 7/1/2004                                                                 1,930,000                1,967,539

Palm Beach County:

   Criminal Justice Facilities Revenue
      5.375%, 6/1/2010 (Insured; FGIC)                                                        1,825,000                2,014,143

   (Land Acquisition Program) 5.375%, 6/1/2014                                                1,000,000                1,083,190

   Public Improvement Revenue (Convention Center
      Project) 5.50%, 11/1/2013 (Insured; FGIC)                                               1,785,000                1,969,212

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Palm Beach County School Board, COP
   6%, 8/1/2016 (Insured; FGIC, Prerefunded 8/1/2010)                                         4,000,000  (c)           4,638,920
   5.50%, 8/1/2018 (Insured; FSA)                                                             4,910,000                5,257,186

Palm Beach County Solid Waste Authority, Revenue
   5.50%, 10/1/2006 (Insured; AMBAC)                                                          3,000,000                3,307,680

Plantation, Revenue (Public Improvement Projects)
   5.375%, 8/15/2011 (Insured; FSA)                                                           5,370,000                5,945,020

Polk County, Capital Improvement Revenue
   6%, 12/1/2002 (Insured; MBIA)                                                              1,900,000                1,936,252

Polk County Industrial Development Authority, IDR
   (Cargill Fertilizer, Inc.) 5.50%, 11/1/2009                                                2,000,000                2,141,160

Seminole County School District 6%, 8/1/2003
   (Insured; MBIA, Prerefunded 8/1/2002)                                                      2,500,000  (c)           2,560,550

Sunrise, Public Facilities Revenue
   6.20%, 10/1/2004 (Insured; MBIA)                                                           1,000,000                1,031,630

Tallahassee, Health Facilities Revenue
  (Tallahassee Memorial Regional Medical Center)
   5.50%, 12/1/2002 (Insured; MBIA)                                                           1,000,000                1,016,370

Tampa, Revenue:

  (Alleghany Health Systems--Saint Mary's)
      5.75%, 12/1/2007 (Insured; MBIA)                                                        2,750,000                2,902,708

   Cigarette Tax Allocation (H Lee Moffitt Cancer)
      5%, 3/1/2008 (Insured; AMBAC)                                                           2,000,000                2,159,840

   Water and Sewer 6.30%, 10/1/2006                                                           1,590,000                1,624,662

Tampa Bay, Water Utility Systems Revenue:
   5.125%, 10/1/2015 (Insured; FGIC)                                                          3,205,000                3,354,193

Volusia County Educational Facility Authority, Revenue

  (Embry-Riddle Aeronautical University):
      5.875%, 10/15/2002 (Insured; College Construction
         Loan Insurance Association)                                                          1,145,000                1,159,748

      6.10%, 10/15/2003 (Insured; College Construction
         Loan Insurance Association)                                                          1,000,000                1,033,230

Volusia County Special Assessment (Bethune Beach
   Wastewater Project) 6.875%, 7/1/2005                                                         595,000                  626,273

Volusia County School Board, Sales Tax Revenue
   5.375%, 10/1/2015 (Insured; FSA)                                                           4,000,000                4,334,360


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--5.7%

Childrens Trust Fund, Tobacco Settlement Revenue:
   5.75%, 7/1/2013                                                                            1,000,000                1,055,400
   5.75%, 7/1/2014                                                                            3,000,000                3,145,980

Puerto Rico Commonwealth Public Improvement
   5.50%, 7/1/2013 (Insured; FSA)                                                             2,000,000                2,243,240

Puerto Rico Commonwealth Highway and
   Transportation Authority, Revenue:

      Highway 5.50%, 7/1/2013 (Insured; MBIA)                                                 2,500,000                2,813,475

      Transportation 5.25%, 7/1/2012 (Insured; MBIA)                                          2,440,000                2,624,074

Virgin Islands Public Finance Authority, Revenue:
   5.625%, 10/1/2010                                                                          2,000,000                2,121,320
   5.875%, 10/1/2018                                                                            500,000                  499,170
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $245,232,738)                                                             101.8%             256,667,342

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.8%)             (4,601,904)

NET ASSETS                                                                                        100.0%             252,065,438

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC              American Municipal Bond
                   Assurance Corporation

COP                Certificate of Participation

FGIC               Financial Guaranty Insurance
                   Company

FNMA               Federal National Mortgage
                   Association

FSA                Financial Security Assurance

GNMA               Government National
                   Mortgage Association

HR                 Hospital Revenue

IDR                Industrial Development Revenue

LOC                Letter of Credit

MBIA               Municipal Bond Investors Assurance
                   Insurance Corporation

MFHR               Multi-Family Housing Revenue

PCR                Pollution Control Revenue

RRR                Resources Recovery Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------


AAA                              Aaa                             AAA                                              78.8

AA                               Aa                              AA                                               13.7

A                                A                               A                                                  .8

BBB                              Baa                             BBB                                               2.6

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     4.1

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2002, THIS SECURITY
     AMOUNTED TO $5,593,300 OR 2.2% OF THE NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           245,232,738   256,667,342

Cash                                                                  3,822,220

Interest receivable                                                   3,520,354

Prepaid expenses                                                          7,980

                                                                    264,017,896
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           124,884

Payable for investment securities purchased                          11,747,918

Accrued expenses                                                         79,656

                                                                     11,952,458
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      252,065,438
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     239,552,479

Accumulated undistributed investment income--net                         59,360

Accumulated net realized gain (loss) on investments                   1,018,995

Accumulated gross unrealized appreciation on investments             11,434,604
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      252,065,438
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
  Beneficial Interest authorized)                                    18,807,037

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.40

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,202,719

EXPENSES:

Management fee--Note 3(a)                                              757,456

Shareholder servicing costs--Note 3(b)                                 137,825

Trustees' fees and expenses--Note 3(c)                                  30,024

Professional fees                                                       18,495

Custodian fees                                                          14,741

Registration fees                                                        6,622

Prospectus and shareholders' reports                                     6,579

Loan commitment fees--Note 2                                             1,266

Miscellaneous                                                           10,880

TOTAL EXPENSES                                                         983,888

INVESTMENT INCOME--NET                                               5,218,831
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,021,056

Net unrealized appreciation (depreciation) on investments            3,747,738

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,768,794

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,987,625

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,218,831            11,126,499

Net realized gain (loss) on investments         1,021,056             1,653,065

Net unrealized appreciation
   (depreciation) on investments                3,747,738            (1,615,429)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,987,625            11,164,135
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (5,159,471)          (11,190,042)

Net realized gain on investments                       --            (1,051,912)

TOTAL DIVIDENDS                                (5,159,471)          (12,241,954)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   9,559,732            25,306,749

Dividends reinvested                            3,482,628             8,309,325

Cost of shares redeemed                       (20,918,861)          (38,598,883)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (7,876,501)           (4,982,809)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,048,347)           (6,060,628)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           255,113,785           261,174,413

END OF PERIOD                                 252,065,438           255,113,785

Undistributed investment income--net               59,360                    --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       720,747             1,904,403

Shares issued for dividends reinvested            262,173               624,654

Shares redeemed                                (1,577,788)           (2,899,598)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (594,868)             (370,541)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                             June 30, 2002                                 Year Ended December 31,
                                                                  ------------------------------------------------------------------

                                           (Unaudited)            2001(a)         2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                          13.15            13.21           12.85         13.59          13.64         13.45

Investment Operations:

Investment income--net                            .27(b)           .58(b)          .59           .59            .60           .60

Net realized and unrealized

   gain (loss) on investments                     .25             (.01)            .36          (.74)           .06           .23

Total from Investment Operations                  .52              .57             .95          (.15)           .66           .83

Distributions:

Dividends from investment
   income--net                                   (.27)            (.58)           (.59)         (.59)          (.60)         (.60)

Dividends from net realized
   gain on investments                             --             (.05)             --           .00(c)        (.11)         (.04)

Total Distributions                              (.27)            (.63)           (.59)         (.59)          (.71)         (.64)

Net asset value, end of period                  13.40            13.15           13.21         12.85          13.59         13.64
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 3.98(d)          4.37            7.58         (1.16)          4.98          6.35
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                             .78(e)           .78             .81           .81            .81           .80

Ratio of net investment income

   to average net assets                         4.13(e)          4.33            4.59          4.42           4.41          4.43

Portfolio Turnover Rate                         15.23(d)         22.97           11.45         10.61          32.49         19.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                252,065          255,114         261,174       287,162        329,089       351,964

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THERE WAS NO EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     DECEMBER 31, 2001 AND THE RATIOS WERE NOT AFFECTED BY THIS CHANGE. PER
     SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,752 during the period ended June 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: tax exempt income $11,190,042, ordinary income $1,893 and long-term capital gains $1,050,019. The tax character of current year distributions will be determined at the end of the current fiscal year.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the fund's Shareholder Service Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2002, the fund was charged of $87,417 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $44,913 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended June 30, 2002, redemption fees charged and retained by the fund amounted to $1,719.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $45,155,505 and $37,440,809, respectively.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                    For More Information

                        Dreyfus
                        Florida Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  740SA0602